Exhibit 10.14

EXECUTION COPY

SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Second Amendment”) is made and entered into as of July 31, 2015 by and among: (i) Chart Acquisition Corp., a Delaware corporation (the “Company”), (ii) Tempus Applied Solutions Holdings, Inc., a Delaware corporation (“Pubco”); (iii) Chart Acquisition Group LLC, a Delaware limited liability company (“Sponsor”), (iv) Cowen Investments LLC (as assignee of the Common Stock of Cowen Overseas Investment LP) (“Cowen”) and (v) certain of the other persons or entities described as Holders in the Registration Rights Agreement (as defined below) and named on the signature pages hereto who have executed this Second Amendment. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (and if such term is not defined in the Registration Rights Agreement, then the Merger Agreement (as defined below)).

RECITALS

WHEREAS, the Company, Sponsor, Cowen and the other Holders named therein are parties to that certain Registration Rights Agreement, dated as of December 13, 2012 (as amended, including as amended by the First Amendment to Registration Rights Agreement, dated as of June 20, 2015 and as amended by this Second Amendment, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders with respect to the Company’s securities; and

WHEREAS, on January 5, 2015, the Company entered into a Plan and Agreement of Merger (as amended, including without limitation by the First Amendment to the Agreement and Plan of Merger, dated as of March 20, 2015, the Second Amendment to Agreement and Plan of Merger, dated as of June 10, 2015, and the Third Amendment to Agreement and Plan of Merger, dated as of July 15, 2015, the “Merger Agreement”), with Tempus Applied Solutions, LLC, a Delaware limited liability company (“Tempus”), each of the persons or entities set forth on Annex A to the Merger Agreement (the “Members”), Benjamin Scott Terry and John G. Gulbin III, together in their capacity as Members’ Representative solely for purposes specified in the Merger Agreement (the “Members’ Representative”), Pubco, Chart Merger Sub Inc., a Delaware corporation (“Parent Merger Sub”), TAS Merger Sub LLC, a Delaware limited liability company (“Tempus Merger Sub”), Chart Financing Sub Inc., a Delaware corporation (“Parent Financing Sub”), TAS Financing Sub Inc., a Delaware corporation (“Tempus Financing Sub”), Chart Acquisition Group LLC, in its capacity as the representative for the equity holders of the Company and Pubco (other than the Members and their successors and assigns) in accordance with the terms and conditions of the Merger Agreement, Sponsor, Mr. Joseph Wright and Cowen, solely for the purposes specified in the Merger Agreement; and

WHEREAS, Pubco and the other parties to the New Investor Purchase Agreements have agreed to amend the New Investor Purchase Agreements, effective as of July 15, 2015, to among other matters, provide the New Investors with registration rights with respect to the Pubco securities that they receive in the Mergers pursuant to a Registration Rights Agreement by and among Pubco and the New Investors, the form of which is attached hereto as Exhibit A (the “New Investor Registration Rights Agreement”); and

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to acknowledge the New Investor Registration Rights Agreement and to agree to certain limitations on their rights under the Registration Rights Agreement in connection with the New Investor Registration Rights Agreement; and

WHEREAS, pursuant to Section 5.5 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the Holders of at least 66-2/3% of the Registrable Securities at the time in question (provided, that any amendment that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Acknowledgement of New Investor Registration Rights Agreement. The parties hereby acknowledge that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the New Investor Purchase Agreements, Pubco will enter into the New Investor Registration Rights Agreement substantially in the form attached as Exhibit A hereto with respect to the Pubco securities to be issued in the New Investors in the Mergers, and consent to the foregoing. The parties further acknowledge that certain terms of the New Investor Registration Rights Agreement may conflict with the terms of the Registration Rights Agreement and may restrict the rights of the Holders under the Registration Rights Agreement, including the rights of the Holders to exercise Demand Registrations or Piggy-back Registrations. The parties hereby waive any such conflicts and any breach of the Registration Rights Agreement that may result from Pubco’s compliance with the terms of the New Investor Registration Rights Agreement.

2.           Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a)            Section 1.1 of the Registration Rights Agreement is hereby amended to add the following definition:

“New Investor Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of July 31, 2015, by and among Pubco and the New Investors (as such term is defined in the Merger Agreement).

“Tempus Registration Rights Agreement” shall mean that certain Registration Rights Agreement, by and among Pubco and the Members to be entered into by Pubco in connection with the Mergers.

(b)            Section 5.6 of the Registration Rights Agreement is hereby deleted and replaced in its entirety by the following:

“5.6          Other Registration Rights. The Company and Pubco represent and warrant that, other than the parties to the New Investor Registration Rights Agreement and the Tempus Registration Rights Agreement, no person, other than a Holder of Registrable Securities, has any right to require the Company or Pubco to register any securities of the Company or Pubco for sale or to include such securities of the Company or Pubco in any Registration filed by the Company or Pubco for the sale of securities for its own account or for the account of any other person. Further, the Company and Pubco represent and warrant that, other than with respect to the New Investor Registration Rights Agreement, this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail; provided, that in the event of any conflict between the New Investor Registration Rights Agreement and this Agreement, including any provisions of this Agreement that are prohibited by the terms of the New Investor Registration Rights Agreement, the terms of the New Investor Registration Rights Agreement will prevail.”

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3.           Miscellaneous. Except as expressly provided in this Second Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Second Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Second Amendment (or as the Registration Rights Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The terms of this Second Amendment shall be governed by and construed in a manner consistent with the provisions of the Registration Rights Agreement, including Sections 5.4 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Second Amendment to Registration Rights Agreement as of the date first above written.

Company:

CHART ACQUISITION CORP.

By:
Name: Christopher D. Brady
Title: President

Pubco:

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

By:
Name: Christopher D. Brady
Title: President

Holders:

CHART ACQUISITION GROUP LLC

By:	The Chart Group L.P.

By:
Name: Christopher D. Brady
Title: Manager

COWEN INVESTMENTS LLC

By:
Name:
Title:

THE CHART GROUP L.P.

By:
Name: Christopher D. Brady
Title: Manager

[Signature Page to Second Amendment to Registration Rights Agreement]

Holders (cont.):

Abdulwahab Al-Nakib	Geoffry Nattans

Joseph Boyle	Governor Thomas Ridge

Christopher Brady	Charlene Ryan

David Collier	Margaret Saracco

Senator Joseph Robert Kerrey	Timothy N. Teen

Deirdre Kilmartin	Cole Van Nice

Michael LaBarbera	H. Whitney Wagner

Khaled El-Marsafy (Fourth and Market)	Joseph R. Wright

Matthew McCooe	Young-Gak Yun

Manuel D. Medina

[Signature Page to Second Amendment to Registration Rights Agreement]

Exhibit A

Form of New Investor Registration Rights Agreement

See Attachment.